UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 10, 2003

                              APPLIED DNA SCIENCES, INC.
                        ------------------------------------
            (Exact name of registrant as specified in its charter)

         Nevada                          2 90519               59-2262718
(State or other jurisdiction            Commission              (IRS Employer
of Incorporation)                      File Number          Identification No.)

          9225 Sunset Boulevard  Los Angeles, CA                 90069
         (Address of principal executive offices)             (Zip Code)

     Registrant's Telephone Number, including area code: (310) 246-1720

        (Former name or former address, if changed since last report.)

Item 5.  Other Information

A press release was issued today announcing that Applied DNA Sciences, Inc.'s DNA-Based textile marker system was selected as one of three technologies as a potential solution for U.S. textile manufacturers and the customs service to combat illegal textile imports. The press release is included as Exhibit 99.1.

On April 16, 2003, Applied DNA Sciences filed its application for "A System and Method for Marking Textiles Using DNA" with the United States Patent and Trademark Office.

                                  Exhibit List


99.1  Press release of April 10, 2003.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  APPLIED DNA SCIENCES, INC.




    Lawrence C. Lee
    President and Chief Executive Officer